Exhibit 10.1

                                SERVICE AGREEMENT

THIS AGREEMENT made this 3rd day of December 2014 (the "Effective Date").

BETWEEN:

          First American Silver Corporation, a Nevada company (the "Company")

AND:

          Mark Radom, an individual residing in Bet Shemesh, Israel (the "Executive")

A. The Company has offered the Executive to serve as chief executive officer and director of the Company.

B. The Company and the Executive wish to formally record the terms and conditions upon which the Executive will be hired by and serve as director of the Company

C. Each of the Company and the Executive has agreed to the terms and conditions set forth in this Agreement, as evidenced by their respective execution hereof.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                              CONTRACT FOR SERVICES

1.1 Engagement the Executive as Chief Executive Officer. (a) The Company hereby agrees to hire the Executive as Chief Executive Officer in accordance with the terms and provisions hereof.

          (i) Term. Unless terminated earlier in accordance with the provisions hereof, this Agreement will commence on the date of execution hereof (the "COMMENCEMENT DATE") and will continue for a period of Three (3) years from the Commencement Date (the "Term").

     (b) Service. The Executive agrees to faithfully, honestly and diligently serve the Company and to devote the time, attention efforts to further the business and interests of the Company and utilize his professional skills and care during the Term.

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1.2  Duties: The Executive's services hereunder will be provided on the basis of the following terms and conditions:

     (a) Reporting directly to the Board of Directors of the Company, the Executive will serve as the Chief Executive Officer of the Company;

     (b) The Executive will be responsible for setting and managing the overall corporate direction for the Company, including establishing and maintaining budgets for the Company and ensuring that the Company has adequate capital for its operations, marketing and general corporate activities, all subject to any applicable law and to instructions provided by the Board of Directors of the Company from time to time;

          The Executive will plan and direct the organization's activities to achieve stated/agreed targets and standards for financial and trading performance, quality, culture and legislative adherence. He will recruit, select and develop executive team members and direct functions and performance via the executive team.

          As a US securities attorney by training, the Executive agrees to perform all legal work for the Company within his competence, including, but not limited to, required reports and filings under applicable US federal law.

     (c)  The Executive will play a leading role in fundraising activities.

     (d) The Executive will faithfully, honestly and diligently serve the Company and cooperate with the Company and utilize maximum professional skill and care to ensure that all services rendered hereunder are to the satisfaction of the Company, acting reasonably, and the Executive will provide any other services not specifically mentioned herein, but which by reason of the Executive's capability, the Executive knows or ought to know to be necessary to ensure that the best interests of the Company are maintained.

     (e) The Executive will assume, obey, implement and execute such duties, directions, responsibilities, procedures, policies and lawful orders as may be determined or given from time to time by the Company.

     (f) The Executive will report the results of his duties hereunder to the Company as it may request from time to time.

1.3 Directorship: The Executive shall become a director of the Company on the date hereof. The Company's board of directors shall take such action as is necessary to accomplish the foregoing on the date hereof.

                                    ARTICLE 2
                                  COMPENSATION

2.1 Remuneration.

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     (a)  For services  rendered by the Executive during the Term, the Executive will be paid monthly remuneration, payable in 12 separate payments, in each case within 10 days after the end of each month, of US $2,500 (the "FEE"). To the extent that the Company does not have sufficient funds to pay for the services hereunder, the Executive agrees that his fees will be registered in the Company's books as a loan given to the Company by the Executive. The Executive's Fees will be accumulated in the Company's books as loan. Executive's Fees will be paid by the Company as soon as it will have the funds to do so. The Executive will have the option, at any time, to convert the above mentioned accumulated debt, or part of it into shares of the Company at the average trading price of the 10 days prior to the date of the request by the Executive to exercise this option. This option will survive the Term of this agreement.

     (b) The Executive will receive 600,000 shares of common stock on an annual basis. In the event of an acquisition, merger, reorganization, sale of all or substantially all of the assets of the Company or any other transaction resulting in a change of control or the acquisition of a controlling interest in the Company, it is hereby agreed that all shares of common stock and all options described in this Section
          2.1(b)  will  vest  immediately   prior  to  the  occurrence  of  such
          transaction

     (c) In addition to the Fees, the Company will grant the Executive additional compensation in the form of cash or shares in cases of extraordinary contribution by him to the benefit of the Company.

     (d) The Executive's position with the Company requires a special degree of personal trust, and the Company is not able to supervise the number of working hours of the Executive. Therefore the Executive will not be entitled to any additional remuneration whatsoever for his work with the exception of that specifically set out in this Agreement. The Executive has other business interests and, as such, shall be permitted to spend such time as the Executive deems necessary or expedient on such interests, so long as there is no adverse material impact on the Executive's performance of his obligations hereunder.

2.2 Incentive Plans. The Executive will be entitled to participate in any bonus plan or incentive compensation plans for its employees, adopted by the Company.

2.3 Expenses. The Executive will be reimbursed by the Company for all reasonable business expenses incurred by the Executive in connection with his duties. This includes, but is not limited to, payments of expenses incurred when traveling abroad, per diem payments for travel abroad according to the rules set forth by the Israeli Tax Authorities and others.

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                                    ARTICLE 3
                             INSURANCE AND BENEFITS

3.1  Liability  Insurance   Indemnification.   When  the  Company  is  cash-flow
     positive, the Company will insure the Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at the Company's expense.

                                    ARTICLE 4
                       CONFIDENTIALITY AND NON-COMPETITION

4.1  Maintenance of Confidential Information.

     (a) The Executive acknowledges that, in the course of performing his obligations hereunder, the Executive will, either directly or indirectly, have access to and be entrusted with Confidential Information (whether oral, written or by inspection) relating to the Company or its respective affiliates, associates or customers.

     (b) The Executive acknowledges that the Company's Confidential Information constitutes a proprietary right, which the Company is entitled to protect. Accordingly, the Executive covenants and agrees that, as long as he works for the Company, the Executive will keep in strict confidence the Company's Confidential Information and will not, without prior written consent of the Company, disclose, use or otherwise disseminate the Company's Confidential Information, directly or indirectly, to any third party.

     (c) The Executive agrees that, upon termination of his services for the Company, he will immediately surrender to the Company all Company Confidential Information then in his possession or under his control.

4.2 Exceptions. The general prohibition contained in Section 0 against the unauthorized disclosure, use or dissemination of the Company's Confidential Information will not apply in respect of any Company Confidential Information that:

     (a)  is available to the public generally;

     (b)  becomes part of the public domain through no fault of the Executive;

     (c) is already in the lawful possession of the Executive at the time of receipt of the Company's Confidential Information; or

     (d) is compelled by applicable law to be disclosed, provided that the Executive gives the Company prompt written notice of such requirement prior to such disclosure and provides assistance at the request and expense of the Company, in obtaining an order protecting the Company's Confidential Information from public disclosure.

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4.3  No Solicitation.

     (a) "Customer": For the purposes of this Agreement, "CUSTOMER" means any Person who is, at any time during the Term of this agreement, a customer of the Company.

     (b) The Executive covenants and undertakes that he will not, at any time during the Term of this Agreement for any reason, directly or indirectly, in any way:

          (i) solicit, hire or engage the services of any employee of the Company or its affiliates or persuade or attempt to persuade any such individual to terminate his employment or relationship with the Company or any of its Affiliates;

          (ii) persuade or attempt to persuade any Customer to restrict, limit or discontinue purchasing or retaining the services provided by the Company or any of its affiliates to any such Customer or to reduce the amount of business which any such Customer has customarily done, or contemplates doing, with the Company or any of its affiliates in respect of the Company's business, or to solicit or take away, or attempt to solicit or take away, from the Company or any of its affiliates any of its Customers in respect of the Company's business.

                                    ARTICLE 5
                                   TERMINATION

5.1 TERMINATION OF EMPLOYMENT. The Executive's employment may be terminated only as follows:

     (a)  Termination by the Company

          (i) For Cause. The Company may terminate the Executive's employment for Cause.

          (ii) Without Cause. The Company may terminate Executive's employment at any time by giving Executive 30 days prior written Notice of the termination.

     (b)  Termination by the Executive

          (i) For Good Reason. The Executive may terminate the Executive's employment with the Company for Good Reason.

          (ii) Without Good Reason. The Executive may voluntarily terminate the Executive's employment with the Company at any time by giving the Company 30 days prior written Notice of the termination.

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     (c)  Termination Upon Death or Disability

          (i) Death. The Executive's employment shall terminate upon the Executive's death.

          (ii) Disability. The Company may terminate the Executive's employment upon the Executive's Disability.

     (d)  For the purpose of this Article 5 "Cause" means:

          (i) Breach of Agreement. Executive's material breach of Executive's obligations of this Agreement not cured after 30 days Notice from the Company.

          (ii) Gross Negligence. Executive's gross negligence in the performance of Executive's duties.

          (iii)Crimes and Dishonesty. Executive's conviction of or plea guilty to any crime involving, dishonesty, fraud or moral turpitude.

     (e)  For the purpose of this Article 5 "Good Reason" means:

          (i) Breach of Agreement. The Company's material breach of this Agreement, which breach has not been cured by the Company within 30 days after receipt of written notice specifying, in reasonable detail, the nature of such breach or failure from Executive.

          (ii) Non Payment. The failure of the Company to pay any amount due to Executive hereunder, which failure persists for 30 days after written notice of such failure has been received by the Company.

          (iii)Change of Responsibilities/Compensation. Any material reduction in Executive's title or a material reduction in Executive's duties or responsibilities or any material adverse change in Executive's Base Salary or any material adverse change in Executive's benefits.

          (iv) Change of Location. Any relocation of the premises at which Executive works to a location more than 60 kilometers from such location, without Executive's consent.

It is agreed that, in the event of termination of this agreement if the Company decides that the Executive's services are not needed during the 30 day Notice of termination period, Company will continue to be responsible for paying cash and equity compensation as defined in Article 2 of this Agreement for the entire 30 day period. Neither the Company, nor the Executive will be entitled to any notice, or payment in excess of that specified in this Article 5.

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                                    ARTICLE 6
                             MUTUAL REPRESENTATIONS

6.1 The Executive represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof

     (a) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound; and

     (b)  do not require the consent of any person or entity.

6.2 The Company represents and warrants to the Executive that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof

     (a) will not constitute a default under or conflict with any agreement of other instrument to which it is a party or by which it is bound; and

     (b)  do not require the consent of any person of entity.

6.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

                                    ARTICLE 7
                                     NOTICES

7.1 Notices. All notices required or allowed to be given under this Agreement must be made either personally by delivery to or by facsimile transmission to the address as hereinafter set forth or to such other address as may be designated from time to time by such party in writing:

     (a)  in the case of the Company, to:

              FIRST AMERICAN SILVER CORPORATION
              To be provided under separate cover

     (b) and in the case of the Executive, to the Executive's last residence address known to the Company.

7.2 Change of Address. Any party may, from time to time, change its address for service hereunder by written notice to the other party in the manner aforesaid.

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                                    ARTICLE 8
                                     GENERAL

8.1 Further Assurances. Each party hereto will promptly and duly execute and deliver to the other party such further documents and assurances and take such further action as such other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created hereby.

8.2 Waiver. No provision hereof will be deemed waived and no breach excused, unless such waiver or consent excusing the breach is made in writing and signed by the party to be charged with such waiver or consent. A waiver by a party of any provision of this Agreement will not be construed as a waiver of a further breach of the same provision.

8.3 Amendments in Writing. No amendment, modification or rescission of this Agreement will be effective unless set forth in writing and signed by the parties hereto.

8.4 Assignment. Except as herein expressly provided, the respective rights and obligations of the Executive and the Company under this Agreement will not be assignable by either party without the written consent of the other party and will, subject to the foregoing, inure to the benefit of and be binding upon the Executive and the Company and their permitted successors or assigns. Nothing herein expressed or implied is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.5 The Company acknowledges and agrees that the Executive may submit to the Company invoices from a company that employs him in lieu of invoices on his name. The Executive confirms that any such invoice will replace his own invoice and he agrees that his fees will be paid by the Company to third parties provided that it is done as per his instructions to the Company.

8.6 Severability. In the event that any provision contained in this Agreement is declared invalid, illegal or unenforceable by a court or other lawful authority of competent jurisdiction, such provision will be deemed not to affect or impair the validity or enforceability of any other provision of this Agreement, which will continue to have full force and effect.

8.7 Headings. The headings in this Agreement are inserted for convenience of reference only and will not affect the construction or interpretation of this Agreement.

8.8 Number and Gender. Wherever the singular or masculine or neuter is used in this Agreement, the same will be construed as meaning the plural or feminine or a body politic or corporate and vice versa where the context so requires.

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8.9  Time. Time is of the essence in this Agreement.

8.10 Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of laws principles or the conflicts of laws principles of any other jurisdiction and each of the parties hereto expressly attorns to the jurisdiction of the courts of the State of New York. The sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement will be the applicable New York court.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date and year first above written.

First American Silver Corporation


/s/ Charles El-Moussa
-----------------------------------
Name: Charles El-Moussa
Title: Director

AGREED AND ACCEPTED:

Mark Radom


/s/ Mark Radom
-----------------------------------

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